                                                                    EXHIBIT 99.1

                            PRICE ENTERPRISES, INC.

                       CONSENT AND LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                                   SHARES OF
             8 3/4% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK
                                       OF
                            PRICE ENTERPRISES, INC.
                                      FOR
                            ANY AND ALL OUTSTANDING
       9% CONVERTIBLE REDEEMABLE SUBORDINATED SECURED DEBENTURES DUE 2004
                                      AND
                  10% SENIOR REDEEMABLE SECURED NOTES DUE 2004
                                       OF
                            EXCEL LEGACY CORPORATION
                                      AND
                          SOLICITATION OF CONSENTS FOR
                      AMENDMENT OF THE RELATED INDENTURES

--------------------------------------------------------------------------------

THE EXCHANGE OFFER AND SOLICITATION OF CONSENTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON       , 2001, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE
EXTENDED, THE "EXPIRATION DATE") OR EARLIER TERMINATED. HOLDERS WHO DESIRE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR LEGACY DEBENTURES AND LEGACY NOTES PURSUANT TO THE EXCHANGE OFFER AND CONSENT TO THE PROPOSED AMENDMENTS ON OR PRIOR TO THE EXPIRATION DATE. HOLDERS WHO TENDER THEIR LEGACY DEBENTURES AND LEGACY NOTES IN THE EXCHANGE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS. AS A RESULT, HOLDERS WHO TENDER THEIR LEGACY DEBENTURES AND LEGACY NOTES WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE SECURITIES TENDERED. HOLDERS WHO DESIRE ONLY TO CONSENT TO THE PROPOSED AMENDMENTS WILL NOT RECEIVE THE EXCHANGE OFFER CONSIDERATION, AND NEED ONLY VALIDLY CONSENT TO THE PROPOSED AMENDMENTS ON OR PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

    List below the Legacy Debentures and Legacy Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Legacy Debentures and Legacy Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-------------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF LEGACY DEBENTURES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT
                                                                                       TENDERED AND AS TO    PRINCIPAL AMOUNT
                                                                        AGGREGATE         WHICH RELATED      AS TO WHICH ONLY
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE     PRINCIPAL AMOUNT      CONSENTS ARE       RELATED CONSENTS
          (PLEASE FILL IN, IF BLANK)                NUMBER(S)*        REPRESENTED**          GIVEN**           ARE GIVEN***
-------------------------------------------------------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
        TOTAL PRINCIPAL AMOUNT OF
            LEGACY DEBENTURES
-------------------------------------------------------------------------------------------------------------------------------
* Need not be completed by Holders who tender by book-entry transfer (see below).
** Legacy Debentures tendered by this Consent and Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Related Consents Are Given" and subject to the terms and conditions of the Consent Solicitation Statement/Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Legacy Debentures indicated in the column labeled "Aggregate Principal Amount
Represented." See Instruction 5.
*** Any principal amount indicated in the column labeled "Principal Amount Tendered And As To Which Related Consents Are Given"
will be deemed to include a Consent to the Proposed Amendments notwithstanding any contrary entry in this column.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF LEGACY NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT
                                                                                       TENDERED AND AS TO    PRINCIPAL AMOUNT
                                                                        AGGREGATE         WHICH RELATED      AS TO WHICH ONLY
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)     CERTIFICATE     PRINCIPAL AMOUNT      CONSENTS ARE       RELATED CONSENTS
          (PLEASE FILL IN, IF BLANK)                NUMBER(S)*        REPRESENTED**          GIVEN**           ARE GIVEN***
-------------------------------------------------------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
        TOTAL PRINCIPAL AMOUNT OF
              LEGACY NOTES
-------------------------------------------------------------------------------------------------------------------------------
* Need not be completed by Holders who tender by book-entry transfer (see below).
** Legacy Notes tendered by this Consent and Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Related Consents Are Given" and subject to the terms and conditions of the Consent Solicitation Statement/Prospectus, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Legacy Notes indicated in the column labeled "Aggregate Principal Amount
Represented." See Instruction 5.
*** Any principal amount indicated in the column labeled "Principal Amount Tendered And As To Which Related Consents Are Given"
will be deemed to include a Consent to the Proposed Amendments notwithstanding any contrary entry in this column.
-------------------------------------------------------------------------------------------------------------------------------

   THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS:

                          MELLON INVESTOR SERVICES LLC

            BY MAIL:                          BY HAND:                   BY OVERNIGHT DELIVERY:

   Reorganization Department         Reorganization Department         Reorganization Department
          PO Box 3301                       120 Broadway                   85 Challenger Road
   South Hackensack, NJ 07606                13th Floor                     Mail Stop--Reorg
                                         New York, NY 10271            Ridgefield Park, NJ 07660

    DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

    The instructions contained herein and in the Exchange Offer (as defined below) should be read carefully before this Consent and Letter of Transmittal is completed.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR LEGACY DEBENTURES AND LEGACY NOTES AND CONSENT TO THE PROPOSED AMENDMENTS ON OR PRIOR TO THE EXPIRATION DATE. HOLDERS WHO TENDER THEIR LEGACY DEBENTURES AND LEGACY NOTES IN THE EXCHANGE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS. AS A RESULT, HOLDERS WHO TENDER THEIR LEGACY DEBENTURES AND LEGACY NOTES WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE SECURITIES TENDERED. HOLDERS WHO DESIRE ONLY TO CONSENT TO THE PROPOSED AMENDMENTS WILL NOT RECEIVE THE EXCHANGE OFFER CONSIDERATION, AND NEED ONLY VALIDLY CONSENT TO THE PROPOSED AMENDMENTS ON OR PRIOR TO THE EXPIRATION DATE.

/ / CHECK HERE IF TENDERED LEGACY DEBENTURES AND LEGACY NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     Account Number with DTC: __________________________________________________

     Transaction Code Number: __________________________________________________

/ / CHECK HERE IF TENDERED LEGACY DEBENTURES AND LEGACY NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s): _____________________________________________

     Window Ticket No. (if any): _______________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Eligible Institution that Guaranteed Delivery: ____________________

     If Delivered by Book-Entry Transfer: ______________________________________

     Account Number with DTC: __________________________________________________

     Transaction Code Number: __________________________________________________

    By the execution hereof, the undersigned acknowledges receipt of the Consent
Solicitation Statement/ Prospectus, dated             , 2001 (as the same may be
amended from time to time, the "Consent Solicitation Statement/Prospectus") of Price Enterprises, Inc., a Maryland corporation ("Enterprises"), this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal" and, together with the Consent Solicitation Statement/Prospectus, the "Exchange Offer"). The Exchange Offer consists of (i) Enterprises' offer to exchange shares of 8 3/4% Series A Cumulative Redeemable Preferred Stock of Enterprises (the "Enterprises Series A Preferred Stock") for any and all of the outstanding 9% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Legacy Debentures") and 10% Senior Redeemable Secured Notes due 2004 (the "Legacy Notes") of Excel Legacy Corporation, a Delaware corporation (the "Issuer"), upon the terms and subject to the conditions set forth in the Consent Solicitation Statement/Prospectus, and (ii) Enterprises' solicitation (the "Consent Solicitation") of consents (the "Consents") from each holder (each a "Holder" and, collectively, the "Holders") of Legacy Debentures and Legacy Notes to certain proposed amendments (the "Proposed Amendments") to the respective indentures, dated as of November 5, 1999, between Legacy and Wells Fargo Bank Minnesota, N.A. (the "Trustee"), which govern the Legacy Debentures and Legacy Notes (the "Indentures"). Holders who tender Legacy Debentures and Legacy Notes under this Consent and Letter of Transmittal on or prior to the Expiration Date will be deemed to consent to the Proposed Amendments.

    This Consent and Letter of Transmittal is to be used by Holders if
(i) certificates representing Legacy Debentures and Legacy Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Legacy Debentures and Legacy Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents--Tender of Legacy Debentures and Legacy Notes Held Through DTC" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Legacy Debentures and Legacy Notes, unless such tender is made after the Expiration Date, and an Agent's Message (as described in the Consent Solicitation Statement/ Prospectus) is delivered in connection with such book-entry transfer or (iii) tender of Legacy Debentures and Legacy Notes is to be made according to the guaranteed delivery procedures set forth in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents--Guaranteed Delivery." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation.

    The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Consent Solicitation Statement/Prospectus, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery must be directed to Mellon Investor Services LLC in its capacity as the information agent (the "Information Agent") at the address and telephone number set forth on the last page of this Consent and Letter of Transmittal. See Instruction 13 below.

    Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the DTC account of Mellon Investor Services LLC in its capacity as the exchange agent (the "Exchange Agent"). DTC will then send an Agent's Message to the Exchange

Agent for its acceptance. DTC participants may also accept the Exchange Offer by delivering a Notice of Guaranteed Delivery to the Exchange Agent.

    To validly deliver a Consent with respect to Legacy Debentures and Legacy Notes transferred pursuant to ATOP on or prior to the Expiration Date (and thereby make a valid tender), a DTC participant using ATOP must also properly complete and duly execute a Consent and Letter of Transmittal and timely deliver it to the Exchange Agent. Pursuant to authority granted by DTC, any DTC participant which has Legacy Debentures and Legacy Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were a registered Holder by so completing, executing and delivering this Consent and Letter of Transmittal.

    If a Holder desires to tender Legacy Debentures and Legacy Notes pursuant to the Exchange Offer and (i) certificates representing such Legacy Debentures and Legacy Notes are not immediately available, (ii) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Legacy Debentures and Legacy Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Legacy Debentures and Legacy Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date. Holders may effect such a tender of Legacy Debentures and Legacy Notes in accordance with the guaranteed delivery procedures set forth in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents--Guaranteed Delivery." See Instruction 2 below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to Enterprises the principal amount of Legacy Debentures and Legacy Notes indicated above and consents to the Proposed Amendments with respect to the Legacy Debentures and Legacy Notes indicated above.

    Subject to, and effective upon, the acceptance for exchange of the principal amount of Legacy Debentures and Legacy Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, Enterprises, all right, title and interest in and to the Legacy Debentures and Legacy Notes that are being tendered hereby, waives any and all other rights with respect to the Legacy Debentures and Legacy Notes (including without limitation, any existing or past defaults and their consequences in respect of the Legacy Debentures and Legacy Notes and the Indentures under which the Legacy Debentures and Legacy Notes, respectively, were issued) and releases and discharges Enterprises from any and all claims such Holders may have now, or may have in the future, arising out of, or related to, the Legacy Debentures and Legacy Notes, including without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Legacy Debentures and Legacy Notes or to participate in any redemption or defeasance of the Legacy Debentures and Legacy Notes, and also consents to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Enterprises) with respect to such Legacy Debentures and Legacy Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Legacy Debentures and Legacy Notes and all evidences of transfer and authenticity to, or transfer of ownership of, such Legacy Debentures and Legacy Notes on the account books maintained by DTC to, or upon the order of, Enterprises,
(ii) present such Legacy Debentures and Legacy Notes for transfer, and to transfer ownership on the books of Enterprises, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Legacy Debentures and Legacy Notes and (iv) deliver to Enterprises, the Issuer and the Trustee this Consent and Letter of Transmittal on or prior to the Expiration Date as evidence of the undersigned's Consent to the Proposed Amendments and as certification that validly tendered and not revoked Consents from the holders of at least a majority in aggregate principal amount of Legacy Debentures and Legacy Notes outstanding (the "Requisite Consents") to the Proposed Amendments, duly executed by Holders of such Legacy Debentures and Legacy Notes, have been received, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Consent Solicitation Statement/Prospectus. Valid execution and delivery of this Consent and Letter of Transmittal on or prior to the Expiration Date will also be deemed to constitute a Consent to the Proposed Amendments with respect to the Legacy Debentures and Legacy Notes indicated above.

    The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Legacy Debentures and Legacy Notes tendered hereby or as otherwise indicated above, to the Proposed Amendments as permitted by Article 9 of the Indentures if this Consent and Letter of Transmittal is executed and delivered on or prior to the Expiration Date. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Consent Solicitation Statement/Prospectus and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Indentures, which are hereby waived.

    The Proposed Amendments will be embodied in amendments to the Indentures in the form set forth in supplemental indentures (as described in the Consent Solicitation Statement/Prospectus). The supplemental indentures will become effective upon execution by the Issuer, at Enterprises direction, and the Trustee promptly after the Expiration Date. The undersigned understands that the Proposed Amendments will not become effective until the Legacy Debentures and Legacy Notes are accepted for exchange by Enterprises pursuant to the Exchange Offer.

    The undersigned understands that tenders of Legacy Debentures and Legacy Notes may be withdrawn or Consents revoked, as the case may be, by written notice of withdrawal or revocation received by the Exchange Agent at any time on or prior to the Expiration Date, but the Exchange Offer consideration (as such term is described in the Consent Solicitation Statement/Prospectus) shall not be payable in respect of Legacy Debentures and Legacy Notes so withdrawn. Holders may deliver Consents without tendering their Legacy Debentures and Legacy Notes in the Exchange Offer. If Holders deliver Consents and tender their Legacy Debentures and Legacy

Notes, Holders may not revoke Consents on or prior to the Expiration Date without withdrawing the previously tendered Legacy Debentures and Legacy Notes to which such Consents relate.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Legacy Debentures and Legacy Notes tendered hereby and to give the Consent contained herein, and that when such Legacy Debentures and Legacy Notes are accepted for exchange by Enterprises, Enterprises will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Enterprises to be necessary or desirable to complete the assignment and transfer of the Legacy Debentures and Legacy Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the supplemental indentures reflecting such Proposed Amendments.

    The undersigned understands that tenders of Legacy Debentures and Legacy Notes pursuant to any of the procedures described in the Consent Solicitation Statement/Prospectus and in the instructions hereto and acceptance thereof by Enterprises will constitute a binding agreement between the undersigned and Enterprises, upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.

    For purposes of the Exchange Offer, the undersigned understands that Enterprises will be deemed to have accepted for exchange validly tendered Legacy Debentures and Legacy Notes if, as and when Enterprises gives written notice thereof to the Exchange Agent. For purposes of the Consent Solicitation, Consents received by the Exchange Agent will be deemed to have been accepted if, as and when the Issuer and the Trustee execute the supplemental indentures after the Expiration Date.

    The undersigned understands that Enterprises' obligation to accept for exchange Legacy Debentures and Legacy Notes validly tendered pursuant to the Exchange Offer is conditioned upon the satisfaction of the conditions described in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Conditions to the Exchange Offer and Consent Solicitation." Any Legacy Debentures and Legacy Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

    All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and surrender of the Legacy Debentures and Legacy Notes is not effective, and the risk of loss of the Legacy Debentures and Legacy Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal (or a facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Enterprises or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Legacy Debentures and Legacy Notes and deliveries and revocations of Consents will be determined by Enterprises, in its reasonable discretion, which determination shall be final and binding.

    Unless otherwise indicated under "Special Issuance Instructions" below, please deliver the certificates representing Enterprises Series A Preferred Stock from the Exchange Agent for the Exchange Offer consideration for any Legacy Debentures and Legacy Notes tendered hereby that are exchanged, and/or return any certificates representing Legacy Debentures and Legacy Notes not tendered or not accepted for exchange in the name(s) of the Holder(s) appearing under "Description of Legacy Debentures and Legacy Notes." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificates representing Enterprises Series A Preferred Stock for the Exchange Offer consideration and/or return any certificates representing Legacy Debentures and Legacy Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under "Description of Legacy Debentures and Legacy Notes." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please deliver the certificates representing Enterprises Series A Preferred Stock for the Exchange Offer consideration and/or return any certificates representing Legacy Debentures and Legacy Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Legacy Debentures and Legacy Notes, please credit the account maintained at DTC with any Legacy Debentures and Legacy Notes not tendered or not accepted for exchange. The undersigned recognizes that Enterprises does not have any obligation pursuant to the Special Issuance Instructions to transfer any Legacy Debentures and Legacy Notes from the name of the Holder thereof if Enterprises does not accept for exchange any of the Legacy Debentures and Legacy Notes so tendered.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL CONSENTING AND TENDERING HOLDERS REGARDLESS OF WHETHER LEGACY DEBENTURES AND LEGACY NOTES ARE BEING PHYSICALLY
                              DELIVERED HEREWITH,
     UNLESS AN AGENT'S MESSAGE IS DELIVERED IN CONNECTION WITH A BOOK-ENTRY
              TRANSFER OF SUCH LEGACY DEBENTURES AND LEGACY NOTES)

    The completion, execution and delivery of this Consent and Letter of Transmittal on or prior to the Expiration Date will be deemed to constitute a Consent to the Proposed Amendments with respect to the Legacy Debentures and Legacy Notes tendered hereby.

    This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Legacy Debentures and Legacy Notes exactly as their name(s) appear(s) on certificate(s) for Legacy Debentures and Legacy Notes or, if tendered by the registered Holder(s) of Legacy Debentures and Legacy Notes, exactly as such participant's name appears on a security position listing as the owner of Legacy Debentures and Legacy Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Enterprises of such person's authority to so act. See Instruction 6 below.

    If the signature appearing below is not of the registered Holder(s) of the Legacy Debentures and Legacy Notes, then the registered Holder(s) must sign a valid proxy.

X ______________________________________________________________________________

X ______________________________________________________________________________
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date: __________________________ , 2001

Name(s): _______________________________________________________________________

         _______________________________________________________________________
                                     (PLEASE PRINT)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                                  (INCLUDING ZIP CODE)

Area Code and Telephone No.: ___________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 6 BELOW)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

________________________________________________________________________________
         (NAME OF MEDALLION SIGNATURE GUARANTOR GUARANTEEING SIGNATURE)

________________________________________________________________________________
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                 (PRINTED NAME)

________________________________________________________________________________
                                    (TITLE)

Date: __________________________ , 2001
--------------------------------------------------------------------------------

------------------------------------------------      ------------------------------------------------
         SPECIAL ISSUANCE INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 5, 6, 7 AND 8)                      (SEE INSTRUCTIONS 5, 6, 7 AND 8)

    To be completed ONLY if certificates              To be completed ONLY if certificates for Legacy
representing Enterprises Series A Preferred           Debentures and Legacy Notes not exchanged and/or
Stock to be exchanged for Legacy Debentures and       certificates representing Enterprises Series A
Legacy Notes in connection with the Exchange          Preferred Stock to be exchanged for Legacy
Offer and Consent Solicitation are to be issued       Debentures and Legacy Notes are to be sent to
to the order of someone other than the person or      someone other than the person or persons whose
persons whose signature(s) appear(s) within this      signature(s) appear(s) within this Consent and
Consent and Letter of Transmittal or issued to        Letter of Transmittal or sent to an address
an address different from that shown in the box       different from that shown in the box entitled
entitled "Description of Legacy Debentures and        "Description of Legacy Debentures and Legacy
Legacy Notes" within this Consent and Letter of       Notes" within this Consent and Letter of
Transmittal.                                          Transmittal.

Name     --------------------------------------       Name     --------------------------------------
                 (PLEASE PRINT)                                        (PLEASE PRINT)
Address  --------------------------------------       Address  --------------------------------------
                 (PLEASE PRINT)                                        (PLEASE PRINT)

------------------------------------------------      ------------------------------------------------
                                       ZIP CODE                                              ZIP CODE

------------------------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                     NUMBER
        (SEE SUBSTITUTE FORM W-9 HEREIN)
------------------------------------------------      ------------------------------------------------

                                  INSTRUCTIONS

   FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT
                                  SOLICITATION

    1. GUARANTEE OF SIGNATURES. Signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a "Medallion Signature Guarantor"), unless the Legacy Debentures and Legacy Notes tendered and Consents delivered thereby are tendered and delivered (i) by a registered Holder of Legacy Debentures and Legacy Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Legacy Debentures and Legacy Notes) who has not completed any of the boxes entitled "Special Delivery Instructions" on this Consent and Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing, including a Medallion Signature Guarantor, being referred to as an "Eligible Institution"). If the Legacy Debentures and Legacy Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Legacy Debentures and Legacy Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder, then the signature on this Consent and Letter of Transmittal accompanying the tendered Legacy Debentures and Legacy Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Legacy Debentures and Legacy Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Legacy Debentures and Legacy Notes and deliver Consents with respect to Legacy Debentures and Legacy Notes so registered. See "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents" in the Consent Solicitation Statement/Prospectus.

    2. REQUIREMENTS OF TENDER. This Consent and Letter of Transmittal is to be completed by Holders of Legacy Debentures and Legacy Notes if certificates representing such Legacy Debentures and Legacy Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents," unless such Legacy Debentures and Legacy Notes are being transferred through ATOP. For a holder to validly tender Legacy Debentures and Legacy Notes and deliver Consents pursuant to the Exchange Offer and Consent Solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, and either (i) certificates representing such Legacy Debentures and Legacy Notes must be received by the Exchange Agent at its address or (ii) such Legacy Debentures and Legacy Notes must be transferred pursuant to the procedures for book-entry transfer described in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents," and a Book-Entry Confirmation (as described in the Consent Solicitation Statement/Prospectus) must be received by the Exchange Agent on or prior to the Expiration Date. A Holder who desires to tender Legacy Debentures and Legacy Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Legacy Debentures and Legacy Notes are not immediately available must comply with the guaranteed delivery procedures discussed below, but only if such Notice of Guaranteed Delivery is received by the Exchange Agent on or prior to the Expiration Date.

    If a Holder desires to tender Legacy Debentures and Legacy Notes pursuant to the Exchange Offer and (i) certificates representing such Legacy Debentures and Legacy Notes are not immediately available, (ii) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Legacy Debentures and Legacy Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Legacy Debentures and Legacy Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth in the Consent Solicitation Statement/Prospectus under "The Exchange Offer and Consent Solicitation--Procedures for Exchanging Legacy Debentures and Legacy Notes and Delivering Consents--Guaranteed Delivery" are followed. Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery or an Agent's Message with respect to a guaranteed delivery that is accepted by Enterprises must be received by the Exchange Agent on or prior to the Expiration Date and (c) the certificates for the tendered Legacy Debentures and Legacy Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Legacy Debentures and Legacy Notes into the Exchange Agent's account at DTC as described in the Consent Solicitation Statement/ Prospectus), together with a Consent and Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by this Consent and

Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three business days after the date of execution of the Notice of Guaranteed Delivery.

    The method of delivery of this Consent and Letter of Transmittal, the Legacy Debentures and Legacy Notes and all other required documents, including delivery through the DTC and acceptance of an Agent's Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

    No alternative, conditional or contingent tenders shall be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Legacy Debentures and Legacy Notes for exchange.

    3. CONSENTS TO PROPOSED AMENDMENTS. A valid Consent to the Proposed Amendments may be given only by a Holder or its attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Notwithstanding the foregoing, any DTC participant which has Legacy Debentures and Legacy Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered Holder by so completing, executing and delivering this Consent and Letter of Transmittal. To validly deliver a Consent with respect to Legacy Debentures and Legacy Notes transferred pursuant to ATOP on or prior to the Expiration Date, a DTC participant using ATOP must also properly complete and duly execute this Consent and Letter of Transmittal and deliver it to the Exchange Agent on or prior to the Expiration Date.

    4. WITHDRAWAL OF TENDERED LEGACY DEBENTURES AND LEGACY NOTES AND REVOCATION OF CONSENTS. Tenders of Legacy Debentures and Legacy Notes may be withdrawn at any time on or prior to the Expiration Date, but the Exchange Offer consideration shall not be payable in respect of the Legacy Debentures and Legacy Notes so withdrawn. A valid withdrawal of tendered Legacy Debentures and Legacy Notes effected on or prior to the Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw any related tendered Legacy Debentures and Legacy Notes. Tenders of Legacy Debentures and Legacy Notes may be validly withdrawn if the Exchange Offer is terminated without any Legacy Debentures and Legacy Notes being exchanged thereunder. In the event of a termination of the Exchange Offer, the Legacy Debentures and Legacy Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder, the supplemental indentures will not become operative and the Consents will be deemed revoked. If the Consent Solicitation is amended on or prior to the Expiration Date in a manner determined by Enterprises, in its reasonable discretion, to constitute a material adverse change to the Holders, Enterprises promptly will disclose such amendment and, if necessary, extend the Consent Solicitation for a period deemed by Enterprises to be adequate to permit Holders to withdraw their Legacy Debentures and Legacy Notes and revoke their Consents. In addition, Enterprises may, if it deems appropriate, extend the Consent Solicitation for any other reason. If Enterprises makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of the Exchange Offer, Enterprises will disseminate additional Exchange Offer material and extend the Exchange Offer to the extent required by law. If the consideration to be paid in the Exchange Offer is increased or decreased or the principal amount of Legacy Debentures and Legacy Notes subject to the Exchange Offer is decreased, the Exchange Offer will remain open at least ten business days from the date Enterprises first gives notice to Holders, by public announcement or otherwise, of such increase or decrease. In addition, Enterprises may, if it deems appropriate, extend the Exchange Offer for any other reason.

    For a withdrawal of tendered Legacy Debentures and Legacy Notes or the revocation of Consents, as the case may be, to be effective, a written or facsimile transmission notice of withdrawal or revocation must be received by the Exchange Agent on or prior to the Expiration Date at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person who tendered the Legacy Debentures and Legacy Notes to be withdrawn or to which the revocation of Consents relates, (ii) contain the description of the Legacy Debentures and Legacy Notes to be withdrawn or to which the revocation of Consents relates and identify the certificate number or numbers shown on the particular certificates evidencing such Legacy Debentures and Legacy Notes (unless such Legacy Debentures and Legacy Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Legacy Debentures and Legacy Notes and (iii) be signed by the Holder of such Legacy Debentures and Legacy Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Legacy Debentures and Legacy Notes were tendered (including any required signature guarantees) or the related Consent was given, or be accompanied by evidence sufficient to the Exchange Agent that the person withdrawing the tender or revoking the Consent has succeeded to the beneficial ownership of the Legacy Debentures and Legacy Notes. If the Legacy Debentures and Legacy Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

    A valid revocation of Consents effected on or prior to the Expiration Date will constitute the concurrent valid withdrawal of the Legacy Debentures and Legacy Notes to which such Consents relate. Any permitted withdrawal of Legacy Debentures and Legacy Notes and revocation of Consents may not be rescinded. Any Legacy Debentures and Legacy Notes properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Exchange Offer; provided, however, that withdrawn Legacy Debentures and Legacy Notes may be re-tendered and revoked Consents may be re-delivered by again following one of the appropriate procedures described herein at any time on or prior to the Expiration Date.

    All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal and revocation of Consents will be determined by Enterprises, in its reasonable discretion (whose determination shall be final and binding). Neither Enterprises, the Exchange Agent, the Information Agent, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation of Consents, or incur any liability for failure to give any such notification.

    5. PARTIAL TENDERS AND CONSENTS. Tenders of Legacy Debentures and Legacy Notes pursuant to the Exchange Offer (and the corresponding Consents thereto pursuant to the Consent Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Legacy Debentures and Legacy Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the appropriate column of the box entitled "Description of Legacy Debentures and Legacy Notes" herein. The entire principal amount represented by the certificates for all Legacy Debentures and Legacy Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Legacy Debentures and Legacy Notes is not tendered or not accepted for exchange, certificates for the principal amount of Legacy Debentures and Legacy Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box in this Consent and Letter of Transmittal (see Instruction
7) promptly after the Legacy Debentures and Legacy Notes are accepted for exchange.

    6. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Legacy Debentures and Legacy Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Legacy Debentures and Legacy Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Legacy Debentures and Legacy Notes.

    IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF LEGACY DEBENTURES AND LEGACY NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. IN ADDITION, SUCH TENDER MUST BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE LEGACY DEBENTURES AND LEGACY NOTES MAY NOT BE TENDERED ON OR PRIOR TO THE EXPIRATION DATE WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS. SIGNATURES ON SUCH CONSENT OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

    If any of the Legacy Debentures and Legacy Notes tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Legacy Debentures and Legacy Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Consent and Letter of Transmittal is signed by the Holder, the certificates for any principal amount of Legacy Debentures and Legacy Notes not tendered or accepted for exchange are to be issued (or if any principal amount of Legacy Debentures and Legacy Notes that is not tendered or not accepted for exchange is to be reissued or returned) to, or, if tendered by book-entry transfer, credited to the account at DTC of the registered Holder, and certificates representing Enterprises Series A Preferred Stock for Legacy Debentures and Legacy

Notes to be exchanged in connection with the Exchange Offer and Consent Solicitation are to be issued in the name of the registered Holder, then the registered Holder need not endorse any certificates for tendered Legacy Debentures and Legacy Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered Holder), the registered Holder must either properly endorse the certificates for Legacy Debentures and Legacy Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Legacy Debentures and Legacy Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Legacy Debentures and Legacy Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

    If this Consent and Letter of Transmittal or any certificates of Legacy Debentures and Legacy Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and the proper evidence satisfactory to Enterprises of their authority to so act must be submitted with this Consent and Letter of Transmittal.

    When this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Legacy Debentures and Legacy Notes listed and transmitted hereby, no endorsements of Legacy Debentures and Legacy Notes or separate instruments of transfer are required unless exchange is to be made, or Legacy Debentures and Legacy Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case the signatures on such Legacy Debentures and Legacy Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

    Endorsements on certificates for Legacy Debentures and Legacy Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 6 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

    7. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Legacy Debentures and Legacy Notes for principal amounts not tendered or not accepted for exchange or certificates representing Enterprises Series A Preferred Stock for Legacy Debentures and Legacy Notes to be exchanged in connection with the Exchange Offer and Consent Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Legacy Debentures and Legacy Notes not tendered or not accepted for exchange will be returned to the registered Holder of the Legacy Debentures and Legacy Notes tendered. For Holders of Legacy Debentures and Legacy Notes tendering by book-entry transfer, Legacy Debentures and Legacy Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

    8. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to up to 31% federal income tax backup withholding on the payment made to the Holder or other person with respect to Legacy Debentures and Legacy Notes exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold up to 31% from all such payments with respect to the Legacy Debentures and Legacy Notes to be exchanged until a TIN is provided to the Exchange Agent. In any case, if such Holder does not provide the Exchange Agent its TIN within 60 days, the Exchange Agent will remit the withheld amount to the IRS.

    9. TRANSFER TAXES. Each tendering Holder shall be responsible for all transfer taxes imposed on such Holder.

    10. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Legacy Debentures and Legacy Notes or delivery of Consents pursuant to any of the procedures described above will be determined by Enterprises in its reasonable discretion (whose determination shall be final and binding). Enterprises reserves the right to reject any or all tenders of any Legacy Debentures and Legacy Notes or Consents determined by it not to be in proper form or, in the case of Legacy Debentures and Legacy Notes, if the acceptance for exchange of such Legacy Debentures and Legacy Notes may, in the opinion of Enterprises' counsel, be unlawful. Enterprises also reserves the right to waive any of the conditions of the Exchange Offer or to waive any defect or irregularity in any tender with respect to Legacy Debentures and Legacy Notes or Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. Enterprises' interpretation of the terms and conditions of the Exchange Offer and Consent Solicitation (including the Consent and Letter of Transmittal and the Instructions thereto) will be final and binding. Neither Enterprises, the Exchange Agent, the Information Agent, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Enterprises waives its right to reject a defective tender of Legacy Debentures and Legacy Notes, the Holder will be entitled to the Exchange Offer consideration.

    11. WAIVER OF CONDITIONS. Enterprises reserves the right, in its reasonable discretion, to waive any of the conditions to the Exchange Offer or the Consent Solicitation in the case of any Legacy Debentures and Legacy Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

    12. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR LEGACY DEBENTURES AND LEGACY NOTES. Any Holder of Legacy Debentures and Legacy Notes whose certificates for Legacy Debentures and Legacy Notes have been mutilated, lost, stolen or destroyed should write to or telephone Wells Fargo Bank Minnesota, N.A., Corporate Trust Services, MAC N9303-110, 6th & Marquette, Minneapolis, Minnesota 55479, Attention: Michael Lechner, telephone (612) 316-4305.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Legacy Debentures and Legacy Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Consent Solicitation Statement/Prospectus, this Consent and Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to, and additional information about the Exchange Offer and Consent Solicitation may be obtained from, the Information Agent, whose address and telephone number appear on the last page hereto.

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, in order to avoid "backup withholding," a Holder whose tendered Legacy Debentures and Legacy Notes are accepted for exchange is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Legacy Debentures and Legacy Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including an entity, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold up to 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments, including any Exchange Offer consideration made with respect to Legacy Debentures and Legacy Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with either (i) the Holder's correct TIN by completing the form below, certifying under penalties of perjury that the TIN provided on Substitute
Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Legacy Debentures and Legacy Notes. If the Legacy Debentures and Legacy Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                   PAYER'S NAME: MELLON INVESTOR SERVICES LLC

---------------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX    ----------------------------
FORM W-9                      AT RIGHT AND CERTIFY BY SIGNING AND DATING     Social Security Number(s)
                              BELOW.                                                     or
                              (If you do not have a TIN but have           Employer Identification Number
                              submitted an application for one or intend    ----------------------------
                              to do so in the near future, write "Applied
                              For" instead.)
---------------------------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY    PART 2--CERTIFICATION                        PART 3--
INTERNAL REVENUE SERVICE      Under Penalties of Perjury, I certify that:  Awaiting TIN / /
PAYER'S REQUEST FOR TAXPAYER  (1) The number shown on this form is my
IDENTIFICATION NUMBER (TIN)       correct Taxpayer Identification Number
                                  (or I am waiting for a number to be
                                  issued to me);
                              (2) I am not subject to backup withholding
                                  either because I have not been notified
                                  by the Internal Revenue Service (the
                                  "IRS") that I am subject to backup
                                  withholding as a result of failure to
                                  report all interest or dividends, or
                                  because the IRS has notified me that I
                                  am no longer subject to backup
                                  withholding; and
                              (3) any other information provided in this
                                  Form is true and correct.
---------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--

You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                   DATE                                       , 2001
            ---------------------------------------------          --------------------------
-------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date payment is made, the backup withholding amount of up to 31% will be remitted to the IRS.

Signature:                                                      Date:                                      , 2001
            -------------------------------------------------          --------------------------

--------------------------------------------------------------------------------

    Any questions or requests for assistance or additional copies of the Consent Solicitation Statement/ Prospectus, this Consent and Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer and the Consent Solicitation.

 THE INFORMATION AGENT FOR THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS:

                          MELLON INVESTOR SERVICES LLC
                                 44 Wall Street
                                   7th Floor
                               New York, NY 10005
                           Toll Free: (800) 335-7842